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                                  United States

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

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                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 7, 2003

                         ENCOMPASS SERVICES CORPORATION
             (Exact name of registrant as specified in its charter)

         Texas                      1-13565                     76-0535259
    (State or Other               (Commission                (I.R.S. Employer
      Jurisdiction                File Number)             Identification No.)
   of Incorporation)

       3 Greenway Plaza, Suite 2000
             Houston, Texas                                77046
         (Address of principal                           (Zip Code)
           executive offices)



       Registrant's Telephone Number, Including Area Code: (713) 860-0100

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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 9.  Regulation FD Disclosure.

     On May 7, 2003, Encompass Services Corporation (the "Company") and several of its operating subsidiaries that are engaged in the Company's Residential Services business entered into an Asset Purchase Agreement, pursuant to which the Company and such subsidiaries agreed to sell substantially all of the remaining Residential Services group assets to Residential Acquisition Corp. Under the Asset Purchase Agreement, Residential Acquisition Corp. agreed to purchase such assets for approximately $40 million plus the assumption of certain related liabilities. The Company and its applicable subsidiaries entered into the Asset Purchase Agreement after obtaining authority for such action from the United States Bankruptcy Court for the Southern District of Texas (the "Bankruptcy Court") having jurisdiction over the Company's and its subsidiaries' jointly administered chapter 11 cases, Case No. 02-43582, filed on November 19, 2002.

     The Asset Purchase Agreement provides that the Company and its remaining Residential Services group operating subsidiaries will transfer substantially all of their assets relating to the Residential Services business to Residential Acquisition Corp. at closing and that the employees and management of the operating units for such business generally will continue to operate such business for Residential Acquisition Corp. after such closing. The sale of the Residential Services group assets pursuant to the Asset Purchase Agreement is subject to a number of conditions, including confirmation of the Company's and its subsidiaries' Second Amended Joint Plan of Reorganization, which was filed with the Bankruptcy Court on April 11, 2003, or subsequent order of the Bankruptcy Court authorizing the sale.

     A copy of the Asset Purchase Agreement is annexed hereto as Exhibit 2.1. A copy of the Company's press release issued May 12, 2003 announcing the entry into the Asset Purchase Agreement is annexed hereto as Exhibit 99.1.

     The Company also completed on May 7, 2003 the sale of the remaining assets relating to its Commercial/Industrial Services group. Such assets were sold to TFC Acquisition Corp. for $2.6 million plus the retention of certain claims for accounts receivable. The sale of the remaining Commercial/ Industrial Services group assets was completed after the Company received authority for the consummation of such sale from the Bankruptcy Court.


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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) Exhibits.

         Exhibit No.      Exhibit
         ----------       -------
            2.1           Asset Purchase Agreement, dated as of May 7, 2003,
                          among Encompass Services Corporation, the Selling
                          Subsidiaries named therein and Residential
                          Acquisition Corp.

            99.1 Press Release of Encompass Services Corporation dated May 12, 2003, announcing entry into Asset Purchase Agreement.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           ENCOMPASS SERVICES CORPORATION

                                           By:  /s/ Gray H. Muzzy
                                              --------------------------------
                                                Gray H. Muzzy
                                                Senior Vice President,
                                                General Counsel and Secretary

Date:  May 13, 2003

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                                  Exhibit Index

           Exhibit No.        Exhibit
           ----------         -------
               2.1            Asset Purchase Agreement, dated as of May 7, 2003,
                              among Encompass Services Corporation, the Selling
                              Subsidiaries named therein and Residential
                              Acquisition Corp.

               99.1 Press Release of Encompass Services Corporation dated May 12, 2003, announcing entry into Asset Purchase Agreement.